Intralinks Announces Third Quarter 2013 Results

NEW YORK, NY - November 7, 2013 - Intralinks Holdings, Inc. (NYSE: IL), a leading, global technology provider of inter-enterprise content management and collaboration solutions, today announced results for its third quarter of 2013.

“We are very pleased to have achieved record revenue performance in the third quarter. We are making good progress against our strategic initiatives, delivering continued strong M&A revenue growth, progressing on repositioning our enterprise business and adding key product capabilities to our DCM platform,” said Ron Hovsepian, Intralinks' president and CEO.

Third Quarter 2013

Total revenue was $59.1 million, compared to $54.8 million for the corresponding quarter last year.

▪	M&A revenue was $28.7 million, compared to $23.9 million for the corresponding quarter last year.

▪	Enterprise revenue was $23.2 million, compared to $23.8 million for the corresponding quarter last year.

▪	DCM revenue was $7.2 million, compared to $7.0 million for the corresponding quarter last year.

GAAP (generally accepted accounting principles) gross margin was 73.1%, compared to 72.2% for the corresponding quarter last year. Non-GAAP gross margin was 76.9%, compared to 76.1% for the corresponding quarter last year.

GAAP operating loss was ($2.6) million, compared to ($1.8) million for the corresponding quarter last year. Non-GAAP adjusted operating income was $5.4 million, compared to $5.8 million for the corresponding quarter last year.

GAAP net loss was ($2.5) million, compared to ($1.3) million for the corresponding quarter last year. GAAP net loss per share for the third quarter was ($0.05) on the basis of 55.2 million shares outstanding. In the comparable period of the prior year, GAAP net loss per share was ($0.02) on the basis of 54.4 million shares outstanding.

Non-GAAP adjusted net income was $3.0 million, compared to $3.2 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.05 on the basis of 56.3 million shares outstanding. In the corresponding quarter for the prior year, non-GAAP adjusted net income per share was $0.06 on the basis of 54.9 million shares outstanding.

Non-GAAP adjusted EBITDA was $10.7 million, compared to $10.6 million for the corresponding quarter last year.

Cash, restricted cash and investments were $81.8 million at the end of the quarter, up from $75.3 million at the end of last year.

Business Outlook:

Based on information available as of November 7, 2013, Intralinks is providing guidance for the fourth quarter 2013 as follows:

Fourth Quarter 2013

Revenue: $57.0 million to $59.0 million
GAAP operating loss: ($3.8) million to ($4.8) million
Non-GAAP adjusted operating income: $3.1 million to $4.1 million
Non-GAAP adjusted EBITDA: $8.5 million to $9.5 million
GAAP net loss per share: ($0.06) to ($0.07)
Non-GAAP net income per share: $0.02 to $0.03

Quarterly Conference Call

In conjunction with this announcement, Intralinks will host a conference call on Thursday, November 7, 2013, at 5:00 p.m. Eastern Time (ET) to discuss the company's financial results and its business outlook. To access this call, dial 877-300-8521 (domestic) or 412-317-6026 (international). A passcode is not required. The call will also be webcast live on the investor relations section of the Intralinks website at www.intralinks.com/ir. In conjunction with this call, there will also be slides with supplemental information available at that same website location.

Following the conference call, a replay will be available until November 14, 2013, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10035203. An archived webcast of the call will also be available on the investor relations section on the Intralinks website at www.intralinks.com/ir.

About Intralinks

Intralinks Holdings, Inc. (NYSE: IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. Through innovative Software-as-a-Service solutions, Intralinks solutions are designed to enable the secure and compliant exchange, control, and management of information between organizations when working through the firewall. More than 2.7 million professionals at 99% of the Fortune 1000 companies depend on Intralinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $23.5 trillion, Intralinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.Intralinks.com.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share and non-GAAP adjusted EBITDA. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

•	Non-GAAP gross profit represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense and (2) amortization of intangible assets, if any.

•
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs and (4) costs related to public stock offerings, if any.

•
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, (4) costs related to debt repayments and (5) costs related to public stock offerings, if any. Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

•	Non-GAAP net income per share represents non-GAAP adjusted net income (defined above) divided by fully diluted weighted average shares outstanding.

•
Non-GAAP adjusted EBITDA represents net (loss) income adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other (income) expense, net, (8) impairment charges or asset write-offs and (9) costs related to public stock offerings, if any.

•	Free cash flow represents net cash provided by operating activities less capital expenditures and capitalized software development costs.
Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. In addition, free cash flow provides management with useful information for managing the cash needs of our business. Management also believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period-to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization expense related to intangible assets. However, non-GAAP gross profit, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to gross profit, operating income, net income (loss), and net cash provided by operating activities as indicators of operating performance.

Reconciliations of GAAP to Non-GAAP financial measures have been provided in the tables included in this press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year ended

December 31, 2012 and subsequent quarterly reports. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Intralinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

“Intralinks” and the Intralinks logo are registered trademarks of Intralinks, Inc. “Intralinks VIA” is a trademark of Intralinks, Inc. © 2013. All rights reserved.

Investor Contact:
David Roy
Intralinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
Intralinks Holdings, Inc.
508-574-2016
ibruce@intralinks.com

Intralinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share and per Share Data)
(unaudited)

	September 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$44,643	$43,798
Accounts receivable, net of allowances of $3,370 and $2,927, respectively	37,868	37,667
Investments	34,721	31,549
Deferred taxes	10,484	7,469
Restricted cash	2,442	—
Prepaid expenses and other current assets	11,127	8,992
Total current assets	141,285	129,475
Fixed assets, net	12,293	10,645
Capitalized software, net	31,558	26,295
Goodwill	215,869	215,478
Other intangibles, net	89,514	106,750
Other assets	823	1,111
Total assets	$491,342	$489,754
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,021	$4,451
Accrued expenses and other current liabilities	21,111	20,320
Deferred revenue	47,346	40,719
Current portion of long-term debt	75,328	1,030
Total current liabilities	151,806	66,520
Long-term debt	153	75,238
Deferred taxes	17,644	21,135
Other long-term liabilities	4,072	4,809
Total liabilities	173,675	167,702
Commitments and contingencies
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2013 and December 31, 2012	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 55,933,403 and 55,486,651 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	56	55
Additional paid-in capital	426,998	419,618
Accumulated deficit	(108,865)	(97,436)
Accumulated other comprehensive loss	(522)	(185)
Total stockholders' equity	317,667	322,052
Total liabilities and stockholders' equity	$491,342	$489,754

Intralinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue	$59,116	$54,753	$171,879	$159,303
Cost of revenue	15,919	15,209	47,709	46,935
Gross profit	43,197	39,544	124,170	112,368
Operating expenses:
Product development	4,878	5,359	14,236	15,073
Sales and marketing	27,122	23,526	79,310	70,659
General and administrative	13,844	12,453	41,701	38,812
Impairment of capitalized software	—	—	—	8,377
Total operating expenses	45,844	41,338	135,247	132,921
Loss from operations	(2,647)	(1,794)	(11,077)	(20,553)
Interest expense	1,242	1,171	3,516	5,245
Amortization of debt issuance costs	71	177	287	591
Other (income) expense, net	(662)	(689)	306	(1,478)
Net loss before income tax	(3,298)	(2,453)	(15,186)	(24,911)
Income tax benefit	(782)	(1,194)	(3,757)	(9,039)
Net loss	$(2,516)	$(1,259)	$(11,429)	$(15,872)
Net loss per common share
Basic	$(0.05)	$(0.02)	$(0.21)	$(0.29)
Diluted	$(0.05)	$(0.02)	$(0.21)	$(0.29)
Weighted average number of shares used in calculating net loss per share
Basic	55,191,868	54,391,089	55,042,305	54,291,683
Diluted	55,191,868	54,391,089	55,042,305	54,291,683

Intralinks Holdings, Inc.

Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Nine Months Ended September 30,
	2013	2012
Net loss	$(11,429)	$(15,872)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,142	13,502
Stock-based compensation expense	6,225	4,831
Amortization of intangible assets	17,778	19,928
Amortization of deferred costs	1,160	1,335
Provision for bad debts and customer credits	1,058	1,443
Loss on disposal of fixed assets	—	16
Impairment of capitalized software	—	8,377
Deferred taxes	(6,298)	(11,537)
Gain on interest rate swap	—	(1,455)
Currency remeasurement (gain) loss	(107)	465
Changes in operating assets and liabilities:
Accounts receivable	(1,186)	330
Prepaid expenses and other assets	(2,430)	(3,362)
Accounts payable	3,550	(1,612)
Accrued expenses and other liabilities	710	4,307
Deferred revenue	5,960	486
Net cash provided by operating activities	30,133	21,182
Cash flows from investing activities:
Capital expenditures	(5,432)	(6,882)
Restricted cash	(2,443)	—
Acquisition	(600)	—
Capitalized software development costs	(16,575)	(14,676)
Purchase of short-term investments	(36,477)	(31,346)
Maturity of short-term investments	32,596	31,820
Net cash used in investing activities	(28,931)	(21,084)
Cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	1,155	476
Repayments of outstanding financing arrangements	(631)	(300)
Repayments of outstanding principal on long-term debt	(616)	(15,656)
Net cash used in financing activities	(92)	(15,480)
Effect of foreign exchange rate changes on cash and cash equivalents	(265)	(236)
Net increase (decrease) in cash and cash equivalents	845	(15,618)
Cash and cash equivalents at beginning of period	43,798	46,694
Cash and cash equivalents at end of period	$44,643	$31,076

Intralinks Holdings, Inc.

Reconciliations of GAAP to Non-GAAP Financial Measures
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Gross profit	$43,197	$39,544	$124,170	$112,368
Gross margin	73.1%	72.2%	72.2%	70.5%
Cost of revenue – stock-based compensation expense	194	121	511	321
Cost of revenue – amortization of intangible assets	2,082	1,986	6,151	8,383
Non-GAAP Gross profit	$45,473	$41,651	$130,832	$121,072
Non-GAAP Gross margin	76.9%	76.1%	76.1%	76.0%
Loss from operations	$(2,647)	$(1,794)	$(11,077)	$(20,553)
Stock-based compensation expense	2,097	1,795	6,225	4,831
Amortization of intangible assets	5,967	5,834	17,778	19,928
Impairment of capitalized software	—	—	—	8,377
Non-GAAP adjusted Operating income	$5,417	$5,835	$12,926	$12,583
Net loss before income tax	$(3,298)	$(2,453)	$(15,186)	$(24,911)
Stock-based compensation expense	2,097	1,795	6,225	4,831
Amortization of intangible assets	5,967	5,834	17,778	19,928
Impairment of capitalized software	—	—	—	8,377
Costs related to debt repayments	—	—	—	47
Non-GAAP adjusted net income before tax	4,766	5,176	8,817	8,272
Non-GAAP income tax provision	1,811	1,967	3,350	3,143
Non-GAAP adjusted net income	$2,955	$3,209	$5,467	$5,129
Net loss	$(2,516)	$(1,259)	$(11,429)	$(15,872)
Interest expense	1,242	1,171	3,516	5,245
Income tax benefit	(782)	(1,194)	(3,757)	(9,039)
Depreciation and amortization	5,290	4,732	15,142	13,502
Amortization of intangible assets	5,967	5,834	17,778	19,928
Stock-based compensation expense	2,097	1,795	6,225	4,831
Impairment of capitalized software	—	—	—	8,377
Amortization of debt issuance costs	71	177	287	591
Other (income) expense, net	(662)	(689)	306	(1,478)
Non-GAAP adjusted EBITDA	$10,707	$10,567	$28,068	$26,085
Non-GAAP adjusted EBITDA margin	18.1%	19.3%	16.3%	16.4%
Net cash flow provided by operating activities	$10,376	$2,457	$30,133	$21,182
Capital expenditures	(2,143)	(963)	(5,432)	(6,882)
Capitalized software development costs	(5,739)	(4,324)	(16,575)	(14,676)
Free cash flow	$2,494	$(2,830)	$8,126	$(376)

Intralinks Holdings, Inc.

Reconciliations of GAAP to Non-GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending December 31, 2013	Year Ending December 31, 2013
Gross profit	$42,281	$166,451
Gross margin	72.9%	72.4%
Cost of revenue - stock-based compensation expense	165	676
Cost of revenue - amortization of intangible assets	2,054	8,205
Non-GAAP gross profit	$44,500	$175,332
Non-GAAP gross margin	76.7%	76.3%

Loss from operations	$(4,329)	$(15,406)
Stock-based compensation expense	2,061	8,286
Amortization of intangible assets	5,868	23,646
Non-GAAP adjusted operating income	$3,600	$16,526

Net loss before income tax	$(5,467)	$(20,653)
Stock-based compensation expense	2,061	8,286
Amortization of intangible assets	5,868	23,646
Non-GAAP adjusted net income before tax	2,462	11,279
Non-GAAP income tax provision	936	4,286
Non-GAAP adjusted net income	$1,526	$6,993

Net loss	$(3,482)	$(14,911)
Interest expense	1,092	4,608
Income tax benefit	(1,985)	(5,742)
Depreciation and amortization	5,400	20,542
Amortization of intangible assets	5,868	23,646
Stock-based compensation expense	2,061	8,286
Amortization of debt issuance costs	71	358
Other (income) expense, net	(25)	281
Non-GAAP adjusted EBITDA	$9,000	$37,068
Non-GAAP adjusted EBITDA margin	15.5%	16.1%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range.